NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

Supplement dated December 27, 2024
to the Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The section entitled “How the Funds Invest: The Underlying Funds” that begins on page 38 of the prospectus is supplemented with the following:

ASSET CLASS	UNDERLYING INVESTMENTS
Bonds	NVIT Loomis Core Bond Fund. This Underlying Fund seeks high current income by investing, under normal circumstances, at least 80% of its net assets in fixed-income securities.

2.	The section entitled “Appendix: Bonds” that begins on page 68 of the Prospectus is supplemented with the following:

NVIT LOOMIS CORE BOND FUND seeks high current income by investing, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund invests primarily in bonds (or fixed-income securities) that are U.S. government securities, investment grade corporate bonds issued by U.S. or foreign companies, mortgage-backed securities, or asset-backed securities. The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Aggregate Bond Index, but may deviate from this average duration when circumstances warrant.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE